UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K/A

Amendment No. 2 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_________________________

Date of Report (Date of earliest event reported): March 4, 2005

MERISEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-17156	95-4172359
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	identification No.)
incorporation)

127 W. 30th Street, 5th Floor		10001
New York, NY		(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 594-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This report amends the Current Report on Form 8-K filed by Merisel, Inc., a Delaware corporation (the "Company"), on March 7, 2005, to report, among other matters, the completion of its acquisition of substantially all of the assets of Color Edge, Inc., Color Edge Visual, Inc., Photobition New York, Inc., together (“Color Edge, Inc. and Affiliates”) and Comp 24, LLC (“Comp 24”) (the “Acquisitions”) and the Current Report on Form 8-K/A filed by the Company on September 1, 2005 which reported the historical financial information of Comp 24. The Acquisitions were effective as of March 1, 2005. This Form 8-K/A is being filed solely to amend Items 9.01 of the previously filed Forms 8-K and 8-K/A to provide the required historical financial information of Color Edge, Inc. and Affiliates which was not available at the time of the earlier filings. The Company intends to further amend the previous filings on form 8-K to provide the required pro forma financial information promptly after such information becomes available.

The historical financial information of Color Edge, Inc. and Affiliates filed herewith does not provide a meaningful indicator of the Company’s future operating results and should not be relied upon as an indication of future performance of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

1. The audited consolidated balance sheets of Color Edge, Inc. and Affiliates as of December 31, 2004, 2003 and 2002, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended and the notes to the consolidated financial statements together with the report thereon of Weinick Sanders and Leventhal & Co., LLP are attached hereto as Exhibit 99.1 .

(c) Exhibits.

23.1	Consent of Weinick Sanders and Leventhal & Co., LLP

99.1
The audited consolidated balance sheets of Color Edge, Inc. and Affiliates as of December 31, 2004, 2003 and 2002, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended and the notes to the consolidated financial statements together with the report thereon of Weinick Sanders and Leventhal & Co., LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERISEL, INC.

Date: October 31, 2005	By:	/s/ Allyson Vanderford
Allyson Vanderford
Title: Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Weinick Sanders and Leventhal & Co., LLP

99.1
The audited consolidated balance sheets of Color Edge, Inc. and Affiliates as of December 31, 2004, 2003 and 2002, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended and the notes to the consolidated financial statements together with the report thereon of Weinick Sanders and Leventhal & Co., LLP.